                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 14, 2002



                               KEY COMPONENTS, LLC
                               -------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                    333-58675                    04-3425424
(State of incorporation)      (Commission File No.)            (IRS Employer
                                                            Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
                               -------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (914) 332-8088


                          KEY COMPONENTS FINANCE CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                  333-58675-01                14-1805946
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                          Identification No.)

                             200 White Plains Road
                               Tarrytown, NY 10591
                               -------------------
                    (Address of principal executive offices)


                  Registrant's telephone number: (914) 332-8088

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Item 9. Regulation FD Disclosure.

         (a)      Certification by Chief Executive Officer of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Clay B. Lifflander, Chief Executive Officer of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                             /s/ Clay B. Lifflander
                                             ----------------------
                                             Clay B. Lifflander
                                             Chief Executive Officer


         (b)      Certification by President of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Robert B. Kay, President of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                              /s/ Robert B. Kay
                                              -----------------
                                              Robert B. Kay
                                              President

         (c)      Certification by Chief Financial Officer of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Keith A. McGowan, Chief Financial Officer of Key Components, LLC and Key Components Finance Corp (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                               /s/ Keith A. McGowan
                                               --------------------
                                               Keith A. McGowan
                                               Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2002


                                        KEY COMPONENTS, LLC



                                        By: /s/ Clay B. Lifflander
                                            --------------------------
                                            Name:  Clay B. Lifflander
                                            Title:  Chief Executive Officer